November 12 2010

SECURITIES  EXCHANGE COMMISSION
450 Fifth Street NW
Washington DC 20549
Attn. Document Control


RE	American
Depositary Shares evidenced by One
1 American Depositary Receipts
representing One 1 Ordinary Share
of Ebro Puleva S.A.
 Form F6 File No. 333155516



Ladies and Gentlemen

Pursuant to Rule 424b3 under the
Securities Act of 1933 as amended
on behalf of The Bank of New York
Mellon as Depositary for securities
against which American Depositary
Receipts are to be issued we attach a
copy of the new prospectus
Prospectus reflecting the Name
Change from Ebro Puleva S.A. to
Ebro Foods S.A.

As required by Rule 424e the upper
right hand corner of the Prospectus
cover page has a reference to Rule
424b3 and to the file number of the
registration statement to which the
Prospectus relates.

Pursuant to Section III B of the
General Instructions to the Form F6
Registration Statement the Prospectus
consists of the ADR certificate with
the revised name change for Ebro
Puleva S.A.

The Prospectus has been revised
to reflect the new name as follows
Ebro Foods S.A.

Please contact me with any questions
or comments at 212 8152221.


Sandra Bruno
Assistant Treasurer
The Bank of New York Mellon
ADR Division

Encl.

CC Paul Dudek Esq. Office of
International Corporate Finance




Depositary Receipts
101 Barclay Street, 22nd Floor West, New York 10286